UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/20/2008

Sun Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15086

Delaware	94-2805249
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4150 Network Circle
Santa Clara, California 95054-1778
(Address of principal executive offices, including zip code)

(650) 960-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 20, 2008, Sun Microsystems, Inc. ("Sun") issued a press release regarding Sun's preliminary financial results for the fiscal quarter ended September 28, 2008. The full text of Sun's press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit 99.1: Text of press release issued by Sun Microsystems, Inc., dated October 20, 2008, titled "Sun Microsystems Reports Preliminary Results for the First Quarter Fiscal Year 2009."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Microsystems, Inc.

Date: October 20, 2008	By:	/s/ Michael E. Lehman
Michael E. Lehman
Chief Financial Officer and Executive Vice President, Corporate Resources

Exhibit Index

Exhibit No.	Description
EX-99.1	Text of press release issued by Sun Microsystems, Inc., dated October 20, 2008, titled "Sun Microsystems Reports Preliminary Results for the First Quarter Fiscal Year 2009."